UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 20, 2021 (January 14, 2021)

GRAPHIC PACKAGING HOLDING COMPANY
GRAPHIC PACKAGING INTERNATIONAL, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-33988	26-0405422
Delaware	033-80475	84-0772929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1500 Riveredge Parkway, Suite 100
Atlanta, Georgia 30328
(Address of principal executive offices, including zip code)
(770)
240-7200
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the
Form 8-K filing
is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered or to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GPK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or
Rule 12b-2 of
the Securities Exchange Act of
1934 (§240.12b-2 of
this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
The information set forth in Item 8.01 below as to the satisfaction and discharge of the Senior Notes (as defined below) is incorporated by reference into this Item 1.02.

ITEM 8.01	OTHER EVENTS
On January 14, 2021, Graphic Packaging International, LLC, a Delaware limited liability company (“
GPI
”) borrowed an aggregate principal amount of $425 million pursuant to the terms of the incremental term loan facility (the “
Incremental Facility
”) made available to GPI in accordance with the terms of the previously disclosed Incremental Facility Amendment, dated as of October 15, 2020 (the “
Incremental Amendment
”), by and among GPI, as Borrower, Graphic Packaging International Partners, LLC, a Delaware limited liability company and Field Container Queretaro (USA), L.L.C., as Guarantors, Bank of America, N.A., as Administrative Agent (the “
Agent
”) and CoBank, ACB, as Incremental Term
A-2
Lead Arranger and Incremental Term
A-2
Lender (in such capacity, the “
Incremental Lender
”), which amends the Third Amended and Restated Credit Agreement dated as of January 2, 2018 (the “
Amended and Restated Credit Agreement
”) by and among GPI and certain subsidiaries thereof as Borrowers, the lenders and agents named therein, and the Agent.
The proceeds of the Incremental Facility, together with cash on hand, were used on January 15, 2021 to redeem in full the outstanding principal amount of, plus accrued and unpaid interest on, GPI’s 4.75% Senior Notes due 2021 (the “
Senior Notes
”) issued pursuant to that certain Indenture, dated as of September 29, 2010 (the “
Base Indenture
”), among GPI, as issuer, the guarantors from time to time party thereto, and U.S. Bank National Association, a national banking association duly organized and existing under the laws of the United States of America and having a corporate trust office in Atlanta, Georgia, as Trustee (the “
Trustee
”), as supplemented by the Supplemental Indenture, dated as of April 2, 2013 (the “
Indenture Supplement
” and the Base Indenture, as supplemented by the Indenture Supplement, the “
Indenture
”). As a result, the Indenture with respect to the Senior Notes was satisfied and discharged in accordance with its terms, and GPI and the guarantors party to the Indenture have been released from their obligations under the Indenture with respect to the Senior Notes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHIC PACKAGING HOLDING COMPANY GRAPHIC PACKAGING INTERNATIONAL, LLC (Registrants)

By:	/s/ Lauren S. Tashma
Lauren S. Tashma
Executive Vice President, General Counsel and Secretary
Dated: January 20, 2021